UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 1, 2003
 Date of Report (Date of earliest event reported)

COMMERCE ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32979	94-3392885
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4440 Rosewood Drive
Pleasanton, CA    94588
(Address of principal executive offices including zip code)

(925) 520-6000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

    (c)    Exhibits.

99.1         Press Release issued by Commerce One, Inc. dated October 1, 2003

Item 12. Results of Operations and Financial Condition

On October 1, 2003, Commerce One, Inc. issued a press release updating its financial guidance for the quarter ended September 30, 2003 and its commitment to ongoing cost-cutting measures. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE ONE, INC.

 /s/ Charles D. Boynton
Charles D. Boynton
Chief Financial Officer

 Date: October 2, 2003

Exhibit No.      Description

99.1                    Press Release issued by Commerce One, Inc. dated October 1, 2003